Exhibit 10.2

股权转让协议
EQUITY TRANSFER AGREEMENT

桑西能源香港有限公司
Sunsi Energies Hong Kong Limited

(作为甲方)
(As Party A)

与
And

宋宜华
Song Yihua

周胜利
Zhou Shengli

张成义
Zhang Chengyi

（合称乙方）
(Collectively as Party B)

关于
With regard to

转让淄博宝凯商贸有限公司90%的股权
Transfer of the 90% equity interests
in Zibo Baokai Commerce and Trade Co., Ltd. (“Baokai”)

 本股权转让协议（以下称本协议）由下列各方于2014年2月20日于淄博签订：
This EQUITY TRANSFER AGREEMENT (hereinafter referred to as this Agreement) is entered into in Zibo on February 20 2014 by and among:

桑西能源香港有限公司，一家根据香港法律合法成立并有效存续的有限责任公司，其法定地址为香港中环康乐广场1号怡和大厦401室（甲方）。
Sunsi Energies Hong Kong Limited, a private company with limited liability duly incorporated and existing under the laws of Hong Kong with its legal address at 401 Jardine House, 1 Connaught Place, Central, Hong Kong (the Party A).

和
and

宋宜华，中华人民共和国公民，身份证号码370303195504245450（宋先生）；
Song Yihua, a citizen of People’s Republic of China, ID Card number 370303195504245450 (Mr. Song);

和
and

周胜利，中华人民共和国公民，身份证号码370303196108205419（周先生）；
Zhou Shengli, a citizen of People’s Republic of China, ID Card number 370303196108205419 (Mr. Zhou);

和
and

张成义，中华人民共和国公民，身份证号码370303196410165438（张先生）；
Zhang Chengyi, a citizen of People’s Republic of China, ID Card number 370303196410165438 (Mr. Zhang);

 宋先生、周先生、张先生和甲方单独称为一方，合称为双方或各方。
Mr. Song, Mr. Zhou, Mr. Zhang and Party A may be individually referred to as a Party, and collectively referred to as the Parties or each Party.

宋先生、周先生和张先生合称为乙方。
Mr. Song, Mr. Zhou and Mr. Zhang may be collectively referred to as Party B.

鉴于
WHEREAS

A.
淄博宝凯商贸有限公司（下称公司或宝凯）是根据中华人民共和国（下称中国）法律合法成立并有效存续的有限责任公司，其法定注册地址为淄博市开发区四宝山办事处尚庄。甲方持有公司90%的股权，乙方持有公司10%的股权。
Zibo Baokai Commerce and Trade Co., Ltd. (hereinafter referred to as the Company or Baokai) is a limited liability company duly organized and validly existing under the law of the People’s Republic of China (hereinafter referred to as PRC) with its registered address at Shangzhuang Village, Sibaoshan Sub-District Office, Hi-Tech Zone, Zibo City.  Party A holds 90% of equity interests in the Company and Party B holds 10% of equity interests in the Company.

B.	甲方希望根据本协议的规定向乙方转让、乙方希望根据本协议的规定向甲方受让公司90%的股权。 Party A wishes to transfer and Party B wishes to acquire, in accordance with this Agreement, 90% equity interests in the Company.
C.           本协议取代并替代任何先前的协议。
This agreement replaces and supersedes any previous agreement.

有鉴于此，按照诚实信用、公平和互利原则，各方经友好协商达成如下协议内容：
NOW, THEREFORE, under the principles of good faith, fairness and mutual benefits, after friendly discussions the Parties hereby agree as follows:

1.	股权转让
EQUITY TRANSFER

1.1.	根据本协议的条款和条件，甲方同意向乙方转让公司90%的股权，乙方同意向甲方受让没有任何权利负担的公司90%的股权，及附着于或产生于该等股权的一切权益、资格、利益和收益。
Subject to the terms and conditions of this Agreement, Party A agrees to transfer 90% equity interests in the Company to Party B, and Party B agrees to acquire from Party A 90% equity interests in the Company free of any encumbrances and with all rights titles, interest and benefits.

1.2.	甲方同意根据本协议的条款和条件分别向乙方的各方转让下列数量的股权，乙方的各方同意根据本协议的条款和条件受让下列数量的股权：
Party A agrees to transfer and the each of the Party B agrees to acquire the following numbers of the equity to the Party B respectively on the terms and conditions of this Agreement:

宋先生：50%的公司股权
Mr. Song: 50 % of equity interests in the Company

周先生：20%的公司股权
Mr. Zhou: 20 % of equity interests in the Company

张先生：20%的公司股权
Mr. Zhang: 20 % of equity interests in the Company

总数：90%的公司股权。
Total: 90% of equity interests in the Company

2.	收购价格及交割
PURCHASE PRICE AND CLOSING

2.1.	本协议提及90%股权为无偿转让。基于乙方将承担公司目前和将来100%的任何和所有负债,为此甲方将支付乙方美元10,000元。
The total Purchase Price for the 90% Equity Interest in the Company is at no cost.  Party A will pay an amount of US 10,000$ for Party B to assume 100% of any and all, current and future liabilities of the Company.

2.2.	本协议有效的交割日为2013年12月31日。交易在本协议已经签署并且上述款项已经被支付时应被视为完成并已交割：
The effective closing date of this Agreement is December 31, 2013. The transaction shall be considered completed and closed upon signature of the enclosed agreement and payment of the amount above:

2.3.	在股权转让协议交割后：
Upon the closing of the Equity Transfer Agreement:

(a)	甲方和乙方均不得向对方请求支付宝凯与淄博宝运化工厂之间应付的内部应收款或应付款。
Neither Party A nor Party B shall have any claim on each other with respect to intercompany receivables or payables due between Baokai and Zibo Baoyun Chemical Plant.

(b)	乙方应放弃其对于甲方享有的任何及所有债权。
Party B shall waive any and all of their creditor’s rights over Party A.

(c)	乙方同意100%承担公司的任何及全部当前和将来的债务。
Party B agrees to assume 100% of any and all, current and future liabilities of the Company.

(d)	乙方应当确保本协议项下的股权转让在中华人民共和国合法取得批准并进行注册。
Party B shall ensure that the Equity Transfer under this Agreement will be duly approved and registered in PRC.

3.	陈述及保证
REPRESENTATIONS AND WARRANTY

3.1.	甲方和乙方均具有所有需要的权力、授权和法律能力，以签署和交付本协议并且完成由此规定的股权转让。甲方已经完成所有需要的行动以合法授权并批准本协议的签署、交付和履行，以及由此规定的股权转让。
Both Party A and Party B have all requisite power, authority and legal capacity to execute and deliver this Agreement and to consummate the Equity Transfer contemplated hereby. Party A has taken all required actions to duly authorize and approve the execution, delivery and performance of this Agreement and the consummation of the Equity Transfer contemplated hereby.

3.2.	乙方对本协议的签署和履行不会违反任何中华人民共和国的法律，或与乙方为一方的任何协议冲突，或造成对于乙方为一方的任何协议的违约。
The execution and performance of this Agreement by Party B does not violate any laws in the PRC, or conflict with or result in a breach of any agreement to which Party B is a party to.

3.3.	各方同意就因2013年12月31日之前公司行为而引起的任何全部过去或将来的索赔或诉讼，向另一方赔偿且使另一方免受损害。
Each Party agrees to indemnify the other and to hold harmless the other from any and all prior or future claims or litigation resulting from the Company activities prior to December 31, 2013.

4.	适用法律和争议解决
Governing Law and Settlement of Disputes

本协议应由中国法律管辖。凡因本协议而产生或与本协议有关的任何争议，各方首先应争取通过友好协商解决。如果在协商不成的，则任何一方可将争议应提交上海国际仲裁中心在上海进行仲裁。。
This Agreement shall be governed by the laws of PRC.  If any dispute arises out of or in connection with this Agreement, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations.  If the dispute is not resolved through consultation, then either Party can submit the dispute for arbitration to Shanghai International Arbitration Center in Shanghai for arbitration.

（正文结束后为签字页）
(End of Text with Signature Page to Follow)

（签字页）
(SIGNATURE PAGE)

有鉴于此，本协议经各方签署后自文首所载日期成立。
THEREFORE, this Agreement shall be concluded as of the date first written above after being executed by the Parties.

甲方 Party A
桑西能源香港有限公司 Sunsi Energies Hong Kong Limited 由： By: _______________________ 姓名： Name: _______________________ 职务： Title: _______________________
乙方 Party B
宋宜华 Song Yihua _______________________	周胜利 Zhou Shengli _______________________
张成义 Zhang Chengyi _______________________